Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements have been derived by the application of pro forma adjustments to Bankrate, Inc.’s (the “Company’s”) historical consolidated financial information, which have been presented to give effect to the disposition of NetQuote Holdings, Inc. and IQ Holdings, LLC (together the “Disposed Companies”). The unaudited pro forma condensed consolidated balance sheet as of September 30, 2015 of the Company and its subsidiaries is presented as if the disposition had occurred as of September 30, 2015. The unaudited pro forma condensed consolidated statements of income of the Company and its subsidiaries for the nine months ended September 30, 2015 and the years ended December 31, 2014, 2013, and 2012 are presented as if the disposition had occurred on January 1, 2012.

The Company’s historical financial information was derived from its audited consolidated financial statements for the years ended December 31, 2014, 2013 and 2012 (as filed in its Annual Report on Form 10-K with the Securities and Exchange Commission (“SEC”)) and the Company’s unaudited condensed consolidated financial statements for the nine months ended September 30, 2015 (as filed in its Quarterly Report on Form 10-Q with the SEC). The Company’s historical financial statements used in preparing the unaudited pro forma financial data should be read in conjunction with its historical financial statements and risk factors, all of which are included in the filings with the SEC noted above.

The unaudited pro forma adjustments are based on estimates, available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma adjustments and primary assumptions are described in the accompanying notes. The unaudited pro forma condensed consolidated balance sheet and statements of income are being provided for illustrative purposes only and do not purport to represent what our results of operations or financial position would have been if the transaction had occurred on the dates indicated and are not intended to project our results of operations or financial position for any future period. Any of the factors underlying these estimates and assumptions may change or prove to be materially different and the estimates and assumptions may not be representative of facts that exist upon completion of the disposition.

Bankrate, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheets

September 30, 2015

(In thousands, except per share data)

	Bankrate, Inc.	Disposed	Pro Forma		Bankrate, Inc.
	Historical	Companies	Adjustments		Pro Forma

Assets
Cash and cash equivalents	$144,611	$(16,203)	$150,477	(a)	$278,885
Accounts receivable, net of allowance for doubtful accounts	75,911	(21,612)	-		54,299
Deferred income taxes	6,407	-	3,252	(b)	9,659
Prepaid expenses and other current assets	28,304	(1,422)	-		26,882
Assets held for sale	1,215	-	-		1,215
Total current assets	256,448	(39,237)	153,729		370,940

Furniture, fixtures and equipment, net of accumulated depreciation	16,959	(7,435)	-		9,524
Intangible assets, net of accumulated amortization	316,709	(100,583)	-		216,126
Goodwill	628,139	(60,595)	-		567,544
Other assets	13,114	(3,643)	18,084	(c)	27,555
Total assets	$1,231,369	$(211,493)	$171,813		$1,191,689
Liabilities and Stockholders' Equity
Liabilities
Accounts payable	$13,723	$(7,585)	$-		$6,138
Accrued expenses	27,369	(3,005)	1,538	(d)	25,902
Deferred revenue and customer deposits	3,946	(2,826)	-		1,120
Accrued interest payable	2,297	-	-		2,297
Other current liabilities	12,240	-	-		12,240
Liabilities subject to sale	1,254	-	-		1,254
Total current liabilities	60,829	(13,416)	1,538		48,951
Deferred income taxes	51,967	-	(22,381)	(e)	29,586
Long term debt, net of unamortized discount	298,055	-	-		298,055
Other liabilities	9,520	-	-		9,520
Total liabilities	420,371	(13,416)	(20,843)		386,112
Commitments and contingencies
Stockholders' equity
Common stock, par value $.01 per share	1,029	-	-		1,029
Additional paid-in capital	926,343	-	-		926,343
Retained earnings	(41,757)	-	(5,421)	(f)	(47,178)
Less: Treasury stock, at cost	(74,155)	-	-		(74,155)
Accumulated other comprehensive income	(462)	-	-		(462)
Total stockholders' equity	810,998	-	(5,421)		805,577
Total liabilities and stockholders' equity	$1,231,369	$(13,416)	$(26,264)		$1,191,689

Bankrate, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statements of Income

Nine months ended September 30, 2015

(In thousands, except share and per share data)

	Bankrate, Inc.	Disposed	Pro Forma		Bankrate, Inc.
	Historical	Companies	Adjustments		Pro Forma

Revenue	$415,166	$137,987	$349	(g)	$277,528

Costs and expenses:
Cost of revenue	228,169	100,896	349	(g)	127,622
Sales and marketing	18,666	6,053	-		12,613
Product development and technology	26,794	9,980	-		16,814
General and administrative	57,695	6,605	-		51,090
Legal settlements	3	-	-		3
Acquisition, disposition, offering and related expenses	1,131	-	-		1,131
Restructuring charges	93	-	-		93
Changes in fair value of contingent acquisition consideration	735	143	-		592
Impairment charge	35,000	35,000	-		-
Depreciation and amortization	47,719	18,717	-		29,002
Total costs and expenses	416,005	177,394	349		238,960
(Loss) income from operations	(839)	(39,407)	-		38,568

Interest and other expenses, net	17,250	10	-		17,240

(Loss) income before taxes	(18,089)	(39,417)	-		21,328
Income tax (benefit) expense	(586)	-	9,319	(b)	8,733
Net (loss) income from continuing operations	(17,503)	(39,417)	(9,319)		12,595
Net loss from discontinued operations, net of income taxes	(615)	-	-		(615)
Net (loss) income	$(18,118)	$(39,417)	$(9,319)		$11,980

Basic net (loss) income per share:
Continuing operations	$(0.17)				$0.12
Discontinued operations	(0.01)				(0.01)
Basic net (loss) income per share	$(0.18)				$0.11

Diluted net (loss) income per share:
Continuing operations	$(0.17)				$0.12
Discontinued operations	(0.01)				(0.01)
Diluted net (loss) income per share	$(0.18)				$0.11

Weighted average common shares outstanding:
Basic	102,673,433				102,673,433
Diluted	102,673,433				105,375,569

Bankrate, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statements of Income

Year ended December 31, 2014

(In thousands, except share and per share data)

	Bankrate, Inc.	Disposed	Pro Forma		Bankrate, Inc.
	Historical	Companies	Adjustments		Pro Forma

Revenue	$544,943	$194,639	$672	(g)	$350,976

Costs and expenses:
Cost of revenue	322,080	142,590	672	(g)	180,162
Sales and marketing	24,332	8,959	-		15,373
Product development and technology	29,001	12,573	-		16,428
General and administrative	67,717	8,491	-		59,226
Legal settlements	1,403	-	-		1,403
Acquisition, disposition, offering and related expenses	3,590	-	-		3,590
Changes in fair value of contingent acquisition consideration	3,633	1,460	-		2,173
Depreciation and amortization	58,628	24,487	-		34,141
Total costs and expenses	510,384	198,560	672		312,496
Income (loss) from operations	34,559	(3,921)	-		38,480

Interest and other expenses, net	20,831	11	-		20,820

Income (loss) before taxes	13,728	(3,932)	-		17,660
Income tax expense (benefit)	7,635	-	1,475	(b)	9,110
Net income (loss) from continuing operations	6,093	(3,932)	(1,475)		8,550
Net loss from discontinued operations, net of income taxes	(921)	-	-		(921)
Net income (loss)	$5,172	$(3,932)	$(1,475)		$7,629

Basic net income (loss) per share:
Continuing operations	$0.06				$0.09
Discontinued operations	(0.01)				(0.01)
Basic net income per share	$0.05				$0.08

Diluted net income (loss) per share:
Continuing operations	$0.06				$0.08
Discontinued operations	(0.01)				(0.01)
Diluted net income per share	$0.05				$0.07

Weighted average common shares outstanding:
Basic	100,399,458				100,399,458
Diluted	102,417,273				102,417,273

Bankrate, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statements of Income

Year ended December 31, 2013

(In thousands, except share and per share data)

	Bankrate, Inc.	Disposed	Pro Forma		Bankrate, Inc.
	Historical	Companies	Adjustments		Pro Forma

Revenue	$456,936	$160,657	$926	(g)	$297,205

Costs and expenses:
Cost of revenue	264,032	122,889	926	(g)	142,069
Sales and marketing	24,917	10,078	-		14,839
Product development and technology	22,374	9,321	-		13,053
General and administrative	43,625	8,840	-		34,785
Acquisition, disposition, offering and related expenses	81	-	-		81
Changes in fair value of contingent acquisition consideration	17,380	8,298	-		9,082
Depreciation and amortization	56,176	24,680	-		31,496
Total costs and expenses	428,585	184,106	926		245,405
Income (loss) from operations	28,351	(23,449)	-		51,800

Interest and other expenses, net	24,979	21	-		24,958
Loss on early extinguishment of debt	17,175	-	-		17,175

(Loss) income before taxes	(13,803)	(23,470)	-		9,667
Income tax (benefit) expense	(3,850)	-	8,801	(b)	4,951
Net (loss) income from continuing operations	(9,953)	(23,470)	(8,801)		4,716
Net loss from discontinued operations, net of income taxes	(1,243)	-	-		(1,243)
Net (loss) income	$(11,196)	$(23,470)	$(8,801)		$3,473

Basic net (loss) income per share:
Continuing operations	$(0.10)				$0.05
Discontinued operations	(0.01)				(0.01)
Basic net (loss) income per share	$(0.11)				$0.04

Diluted net (loss) income per share:
Continuing operations	$(0.10)				$0.05
Discontinued operations	(0.01)				(0.01)
Diluted net (loss) income per share	$(0.11)				$0.04

Weighted average common shares outstanding:
Basic	100,108,316				100,108,316
Diluted	100,108,316				101,284,862

Bankrate, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statements of Income

Year ended December 31, 2012

(In thousands, except share and per share data)

	Bankrate, Inc.	Disposed	Pro Forma		Bankrate, Inc.
	Historical	Companies	Adjustments		Pro Forma

Revenue	$455,969	$209,802	$799	(g)	$246,966

Costs and expenses:
Cost of revenue	273,030	160,448	799	(g)	113,381
Sales and marketing	24,097	11,172	-		12,925
Product development and technology	18,193	7,502	-		10,691
General and administrative	31,878	7,312	-		24,566
Legal settlements	874	-	-		874
Acquisition, disposition, offering and related expenses	601	-	-		601
Restructuring charges	267	-	-		267
Changes in fair value of contingent acquisition consideration	(2,347)	50	-		(2,397)
Depreciation and amortization	50,834	22,759	-		28,075
Total costs and expenses	397,427	209,243	799		188,983
Income from operations	58,542	559	-		57,983

Interest and other expenses, net	25,533	8	-		25,525

Income before taxes	33,009	551	-		32,458
Income tax expense	4,863	-	(207)	(b)	4,656
Net income from continuing operations	28,146	551	207		27,802
Net loss from discontinued operations, net of income taxes	(1,101)	-	-		(1,101)
Net income	$27,045	$551	$207		$26,701

Basic net income (loss) per share:
Continuing operations	$0.28				$0.28
Discontinued operations	(0.01)				(0.01)
Basic net income per share	$0.27				$0.27

Diluted net income (loss) per share:
Continuing operations	$0.28				$0.28
Discontinued operations	(0.01)				(0.01)
Diluted net income per share	$0.27				$0.27

Weighted average common shares outstanding:
Basic	99,985,782				99,985,782
Diluted	100,831,459				100,831,459

Bankrate, Inc. and Subsidiaries

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(Amounts in tables in thousands, except as noted)

1.	Description of the Transaction and Basis of Presentation

Description of the Transaction

Effective December 29, 2015, Bankrate, Inc. (“Bankrate”, the “Company” or the “Seller”) competed the sale of (i) all of the issued and outstanding capital stock of NetQuote Holdings, Inc., a Delaware corporation (“NetQuote”), and (ii) all of the issued and outstanding limited liability company interests of IQ Holdings, LLC, a Delaware limited liability company (“IQ Holdings” and together with NetQuote, the “Disposed Companies”), to All Web Leads, Inc., a Delaware corporation, (“AWL” or the “Buyer”) pursuant to an Equity Purchase Agreement (the “Purchase Agreement”), dated November 5, 2015, (the “Transaction”).

Pursuant to the Purchase Agreement, on December 29, 2015 the Buyer paid to Bankrate a purchase price comprised of (i) $140.0 million in cash at the closing of the Transaction, plus $200,000 for cash to remain at the Disposed Companies, and (ii) $23.5 million (the net “Deferred Payment Amount”) to be paid on the second anniversary of the closing date.  Closing working capital adjustments up to the first $2.0 million reduce the deferred payment, and any working capital adjustments in excess of $2.0 million are reductions to the closing cash consideration. The Deferred Payment Amount of $23.5 million consists of the deferred payment of $25.0 million, per the Purchase Agreement, net of working capital adjustments.

Basis of Presentation

The unaudited pro forma condensed consolidated financial statements have been prepared based on the Company’s historical financial information giving effect to the disposition of the Disposed Companies and related adjustments described in these notes. Certain note disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) have been condensed or omitted as permitted by the SEC rules and regulations.

2.	Pro Forma Adjustments to Unaudited Condensed Consolidated Financial Statements

a.

Adjustment to cash and cash equivalents to reflect cash consideration received from the disposition, net of estimated Seller transaction costs and estimated working capital adjustments; plus the amount of NetQuote Holdings, Inc. cash and cash equivalents as of September 30, 2015 retained by the Company at closing, as follows:

Cash proceeds at close from buyer	$140,000
Plus: NetQuote Holdings, Inc. cash retained at Disposed Companies	200
Less: estimated Seller transaction costs	(5,726)
Cash consideration received on closing, net	$134,474

Cash consideration received on closing, net	134,474
Cash and cash equivalents of NetQuote Holdings, Inc. as of September 30, 2015 retained by the Company	16,003
$150,477

b.

Adjustments to reflect estimated income tax impacts related to the disposition and to reflect estimated tax expense (benefit) adjustment to the Company’s income taxes for the Disposed Companies. Taxes are recorded at the consolidated level. Pro forma income tax expense (benefit) has been calculated at the statutory rate of 37.5%, as adjusted for discrete items.

c.	Adjustment to reflect the fair value of the deferred payment to be received from the Buyer, net of estimated working capital adjustments.

Deferred Payment	$25,000
Less: estimated working capital adjustment	(1,516)
Less: deferred payment present value adjustment	(5,400)
$18,084

d.	Adjustment to reflect liabilities of the disposition that are to be either retained and/or paid by the Company, as follows:

Accrued management incentive plan	$559
Accrued commissions	507
Accrued paid time off	259
Accrued payroll liabilities	213
$1,538

e.	Adjustment to reflect the portion of the corporate deferred tax liability assigned to the Disposed Companies.
f.	Adjustment to reflect the estimated loss on sale from the disposition, calculated as follows:

Purchase price	$165,000
Add: for cash retained at Disposed Companies	200
Less: estimated working capital adjustments applied against deferred payment	(1,516)
Less: deferred payment present value adjustment	(5,400)
Less: estimated Seller transaction costs	(5,726)
152,558

Book value of Disposed Companies	198,077
Less: for cash retained by the Company	(16,003)
Less: elimination of segment-related net deferred tax liability	(22,381)
Add: liabilities retained by the Company
Accrued management incentive plan	559
Accrued commissions	507
Accrued paid time off	259
Accrued payroll liabilities	213
Net book value	161,231

Estimated pretax loss	(8,673)
Estimated benefit for income taxes	(3,252)
Estimated loss on sale, net of tax	$(5,421)

These charges were not considered in the pro forma condensed consolidated income statements for the periods presented, in accordance with SEC Regulation S-X 11-02(b)(5).

g.	Adjustments related to revenues and cost of revenues between the Company’s subsidiaries and the Disposed Companies which have previously been eliminated in consolidation.

3.	Contingencies

The Disposed Companies may be subject to sales taxes related to sourcing of certain revenue streams in certain state jurisdictions. An estimate of the amount or range of possible loss could not be estimated at the time of the Company’s September 30, 2015 Form 10-Q filing, as the Company needed to obtain additional information and perform certain analysis regarding these potential state taxes. During the fourth quarter 2015,  the Company accrued an estimated tax liability of approximately $11.9 million related to the Disposed Companies’ sales taxes and is making payments to the various states.

4.	Pro Forma Adjusted EBITDA Reconciliations

Following are pro forma reconciliations from net income (loss) to Adjusted EBITDA (a non-GAAP measure) for the unaudited pro forma condensed consolidated statements of income for the periods presented. Management defines Adjusted EBITDA as income from continuing operations before depreciation and amortization, interest, income taxes, changes in fair value of contingent acquisition consideration, stock-based compensation, and other items such as loss on extinguishment of debt, legal settlements, acquisition, disposition, offering and related expenses, the impact of purchase accounting, restructuring charges, any impairment charge, and costs related to unusual governmental actions, the financial review process that was used to prepare the restatement of our financial statements (the “Internal Review”), the restatement of our financial statements and related litigation. Our presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies.

Pro forma Adjusted EBITDA reconciliation for the nine months ended September 30, 2015:

	Bankrate, Inc.	Disposed	Pro Forma		Bankrate, Inc.
	Historical	Companies	Adjustments		Pro Forma

Net (loss) income from continuing operations	$(17,503)	$(39,417)	$(9,319)		$12,595
Interest and other expenses, net	17,250	10	-		17,240
Income tax (benefit) expense	(586)	-	9,319	(b)	8,733
Depreciation and amortization	47,719	18,717	-		29,002
Changes in fair value of contingent acquisition consideration	735	143	-		592
Stock-based compensation expense	21,609	3,058	-		18,551
Acquisition, disposition, offering and related expenses	1,131	-	-		1,131
Impact of purchase accounting	34	-	-		34
Restatement charges (A)	10,647	-	-		10,647
Impairment charge	35,000	35,000	-		-
Other charges (B)	96	-	-		96
Adjusted EBITDA	$116,132	$17,511	$-		$98,621

Pro forma Adjusted EBITDA reconciliation for the year ended December 31, 2014:

	Bankrate, Inc.	Disposed	Pro Forma		Bankrate, Inc.
	Historical	Companies	Adjustments		Pro Forma

Net income (loss) from continuing operations	$6,093	$(3,932)	$(1,475)		$8,550
Interest and other expenses, net	20,831	11	-		20,820
Income tax expense (benefit)	7,635	-	1,475	(b)	9,110
Depreciation and amortization	58,628	24,487	-		34,141
Changes in fair value of contingent acquisition consideration	3,633	1,460	-		2,173
Stock-based compensation expense	17,067	3,197	-		13,870
Acquisition, disposition, offering and related expenses	3,590	-	-		3,590
Impact of purchase accounting	556	-	-		556
Restatement charges (A)	23,586	-	-		23,586
Other charges (B)	1,403	-	-		1,403
Adjusted EBITDA	$143,022	$25,223	$-		$117,799

Pro forma Adjusted EBITDA reconciliation for the year ended December 31, 2013:

	Bankrate, Inc.	Disposed	Pro Forma		Bankrate, Inc.
	Historical	Companies	Adjustments		Pro Forma

Net (loss) income from continuing operations	$(9,953)	$(23,470)	$(8,801)		$4,716
Interest and other expenses, net	24,979	21	-		24,958
Income tax (benefit) expense	(3,850)	-	8,801	(b)	4,951
Depreciation and amortization	56,176	24,680	-		31,496
Changes in fair value of contingent acquisition consideration	17,380	8,298	-		9,082
Stock-based compensation expense (C)	12,148	2,314	-		9,834
Acquisition, disposition, offering and related expenses	81	-	-		81
Loss on extinguishment of debt	17,175	-	-		17,175
Restatement charges (A)	1,269	-	-		1,269
Other charges (B)	6,802	-	-		6,802
Adjusted EBITDA	$122,207	$11,843	$-		$110,364

Pro forma Adjusted EBITDA reconciliation for the year ended December 31, 2012:

	Bankrate, Inc.	Disposed	Pro Forma		Bankrate, Inc.
	Historical	Companies	Adjustments		Pro Forma

Net income from continuing operations	$28,146	$551	$207		$27,802
Interest and other expenses, net	25,533	8	-		25,525
Income tax expense	4,863	-	(207)	(b)	4,656
Depreciation and amortization	50,834	22,759	-		28,075
Changes in fair value of contingent acquisition consideration	(2,347)	50	-		(2,397)
Stock-based compensation expense	9,121	1,481	-		7,640
Acquisition, disposition, offering and related expenses	601	-	-		601
Restatement charges (A)	1,249	-	-		1,249
Other charges (B)	1,141	-	-		1,141
Adjusted EBITDA	$119,141	$24,849	$-		$94,292

(A) Restatement charges include expenses related to unusual governmental actions, the Internal Review and restatement of our financial statements and related litigation.

(B) Other charges includes legal settlements of $3,000, $1.4 million and $874,000 for the nine months ended September 30, 2015, and the years ended December 31, 2014 and 2012, respectively; CEO transition costs of approximately $6.8 million (of which $5.8 million is stock-based compensation) for the year ended December 31, 2013; and restructuring charges of $93,000 and $267,000 for the nine months ended September 30, 2015 and the year ended December 31, 2012, respectively.

(C) Excludes $5.8 million related to CEO transition costs in 2013, which is included in other charges.